SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

       ----------------------------------------------------------------------

                               SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                      Act of 1934

                            Filed by the Registrant  [ X ]
                  Filed by a Party other than the Registrant  [   ]

       Check the appropriate box:

       [   ]  Preliminary Proxy Statement      [  X ]    Definitive Proxy
                                                         Statement

       [   ]  Definitive Additional Materials  [    ]    Soliciting Materials
                                                         Pursuant to

       [   ]  Confidential, for use of the Commission Only Section 240.14a
              (as permitted by Rule 14a-6(3)(2))-11(c) or Section 240.14a-12



                                AMERICAN ECO CORPORATION

       ----------------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)



        ----------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

       Payment of Filing Fee (Check the appropriate box):

       [ X ]  No fee required.

       [  ] Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and
              0-11.
            1)   Title of each class of securities to which transaction
                 applies:
                         ---------------------------

            2)   Aggregate number of securities to which transaction
                 applies:
                         ---------------------------

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------

            4)   Proposed maximum aggregate value of transaction:  _________

            5)   Total fee paid:
                                ----------------------------------------

       [   ]  Fee paid previously with preliminary materials.

       [   ]  Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)   Amount Previously Paid:
                                        -------------------------------------

            2)   Form, Schedule or Registration Statement Number:
                                                                   ----------

            3)   Filing Party:
                              ------------------------------------------

            4)   Date Filed:
                            --------------------------------------------

                               AMERICAN ECO CORPORATION
                 NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

       NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders (the "Meeting") of American ECO Corporation (the "Corporation") will be held at The Sheraton Centre, 123 Queen Street West, Toronto, Ontario, M5H 3M9, on Thursday, May 7, 1997 at 4:30 in the afternoon (Toronto time), for the following purposes:

       (a) To receive and consider the annual report of management to the shareholders and the consolidated financial statements of the Corporation for the year ended November 30, 1996 and the report of the auditors thereon;

       (b)  To elect directors of the Corporation for the ensuing year;

       (c) To appoint Coopers & Lybrand, L.L.P., Certified Public Accountants, as auditors of the Corporation for the current year and to authorize the directors to fix their remuneration;

       (d) To consider and if deemed advisable, approve and confirm with or without variation, a resolution of the directors of the Corporation amending the Corporation's stock option plan;

       (e) To consider and if deemed advisable, pass with or without variation, a resolution ratifying, sanctioning, approving and confirming the conversion price of US$18,000,000 principal amount of 9.5% convertible debentures sold by the Corporation;

       (f) To consider and if deemed advisable, pass with or without, variation, a special resolution authorizing and approving an amendment to the Articles of the Corporation; (i) deleting the Class A Preference Shares and the Class A Preference Shares, Series 1 (none of which are issued and outstanding); (ii) creating a new class of preference shares and providing for the specific rights, privileges, restrictions and conditions attaching thereto; and (iii) deleting the current provisions attaching to the common shares and providing for the specific rights, privileges, restrictions and conditions attaching thereto (the "Amendment Resolution");

       (g) To consider and if deemed advisable, pass with or without variation, a resolution authorizing the Corporation to enter into private placement agreements with arm's length subscribers during the ensuing 12 month period; and

       (h) To transact such other business as may properly come before the Meeting or any adjournments thereof.

       This notice is accompanied by a form of proxy, a management information circular, the consolidated financial statements of the Corporation for the year ended November 30, 1996 and a reporting package pursuant to National Policy No. 31.

       A dissenting shareholder in respect of the Amendment Resolution is entitled to be paid the fair value of his shares in accordance with the provisions of the Business Corporation Act, Ontario. Reference is made to the accompanying management information circular for further disclosure regarding rights of dissent.

       Shareholders who are unable to attend the Meeting are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

       The board of directors has fixed the close of business on March 17, 1997 as the record date for the determination of holders of common shares entitled to notice of the Meeting and any adjournments thereof.

       The board of directors has by resolution fixed the close of business on the second business day preceding the day of the Meeting (excluding Saturdays, Sundays and holidays) and any adjournments thereof as the time before which proxies to be used or acted upon at the Meeting or any adjournments thereof shall be deposited with the Corporation or its transfer agent.

       DATED at Texas this 3rd day of April, 1997.

                                By Order of the Board of Directors


                                /s/ Michael E. McGinnis
                                ------------------------------------
                                MICHAEL E. MCGINNIS
                                President and Chief Executive Officer

                               AMERICAN ECO CORPORATION

                           MANAGEMENT INFORMATION CIRCULAR


          SOLICITATION OF PROXIES
          -----------------------

          THIS MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF AMERICAN ECO CORPORATION (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. References in this management information circular to the Meeting include any adjournment or adjournments thereof. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally by regular employees of the Corporation. The cost of solicitation will be borne by the Corporation.

          APPOINTMENT AND REVOCATION OF PROXIES
          -------------------------------------

              The persons named in the enclosed form of proxy are officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT HIM AT THE MEETING, MAY DO SO BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE ENCLOSED FORM OF PROXY OR BY COMPLETING ANOTHER PROPER FORM OF PROXY AND, IN EITHER CASE, DEPOSITING THE COMPLETED PROXY AT THE REGISTERED OFFICE OF THE CORPORATION OR THE CORPORATION'S TRANSFER AGENT INDICATED ON THE ENCLOSED ENVELOPE NOT LATER THAN 48 HOURS (EXCLUSIVE OF SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE TIME OF THE MEETING.

              The board of directors of the Corporation has fixed March 17, 1997, as the record date, being the date for the determination of the registered holders of securities entitled to receive notice of the Meeting.

              A Shareholder forwarding the enclosed proxy may indicate the manner in which the appointee is to vote with respect to any specific item by checking the appropriate space. If the Shareholder giving the proxy wishes to confer a discretionary authority with respect to any item of business then the space opposite the item is to be left blank. The shares represented by the proxy submitted by a Shareholder will be voted in accordance with the directions, if any, given in the proxy.

              A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation or its transfer agent at any time up to and including the last business day preceding the date of the Meeting or with the Chairman of the Meeting on the day of the Meeting or in any other manner permitted by law.

          EXERCISE OF DISCRETION BY PROXIES
          ---------------------------------

              The persons named in the enclosed form of proxy will vote the shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED IN FAVOR OF THE PASSING OF ALL THE RESOLUTIONS DESCRIBED BELOW. THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. At the time of printing this management information circular, management knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxies.

              The affirmative vote of a majority of the common shares represented in person or by proxy at the meeting is required for the election of directors and the approval of the proposed resolutions, except for the proposal to amend the Articles of the Corporation which requires the affirmative vote of two-thirds of the votes cast in person or by proxy at the Meeting.

          SECURITIES AND PRINCIPAL HOLDERS THEREOF
          ----------------------------------------

              As at March 17, 1997, 14,783,646 common shares of the Corporation were issued and outstanding. Each common share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting. All holders of common shares of record as of the time of the Meeting are entitled either to attend and vote thereat in person the respective common shares held by them or, provided a completed and executed proxy shall have been delivered to the registered office of the Corporation or its transfer agent within the time specified in the attached Notice of Meeting, to attend and vote thereat by proxy the respective common shares held by them.

              To the knowledge of the directors and officers of the Corporation, the only person, firm or corporation who beneficially owns, directly or indirectly, or exercises control or direction over voting securities of the Corporation carrying more than 5% of the voting rights attached to any class of voting securities of the Corporation, is as follows:
                                                           PERCENTAGE OF
          REGISTERED                    NUMBER OF          TOTAL ISSUED
          SHAREHOLDER                 COMMON SHARES        COMMON SHARES
          -------------------         -------------        ------------

          Vision Holdings Inc.          3,052,611               21%
          14 Parlaville Road
          P.O. Box HM2257
          Hamilton, Bermuda
          HMJX

          STATEMENT OF EXECUTIVE COMPENSATION
          ------------------------------------

              The following table presented in accordance with Ontario Regulation 638/93 made under the Securities Act, Ontario sets forth all annual and long term compensation for services in all capacities to the Corporation and its subsidiaries for the fiscal year ended November 30, 1996 to the extent required by the Regulation in respect of each of the individuals who were, at November 30, 1996, Executive Officers of the Corporation, as that term is defined therein (the "Named Executive Officers"). Disclosure of compensation is provided for comparative purposes notwithstanding that such disclosure is not required where such Named Executive Officer received salary and bonuses totalling less than CDN$100,000. Specific aspects of the compensation of the Named Executive Officers are dealt with in further detail in subsequent tables.




                                          ANNUAL COMPENSATION
                                         ----------------------

               NAME
               AND                                 BONUS    OTHER ANNUAL
             POSITION    YEAR     SALARY (US$)     (US$)    COMPENSATION

           ------------  ----    --------------   -------   ------------

          Michael
          McGinnis       1996       251,138 (1)      0        6,439 (2)
          President and  1995       101,043 (1)      0        6,440 (2)
          Chief          1994        90,012          0            0
          Executive
          Officer

          Mark White     1996              0         0      120,000 (3)
          Chairman of    1995              0         0       40,000 (3)
          the Board      1994              0         0       87,500

          John C.        1996              0         0      109,140 (4)
          Pennie         1995              0         0       83,825 (4)
          Vice-Chairman  1994              0         0       80,785 (4)
          of the Board



                               LONG-TERM      ALL OTHER
                              COMPENSATION   COMPENSATION

                             -------------  -------------

                 NAME          SECURITIES
                 AND           UNDERLYING
               POSITION       OPTIONS (#)

           ----------------  --------------

          Michael McGinnis
          President and           20,000          0
          Chief Executive         50,000          0
          Officer                 50,000          0

          Mark White                   0          0
          Chairman of             65,000          0
          the Board               10,000          0

          John C. Pennie               0          0
          Vice-Chairman           50,000          0
          of the Board                 0          0

          (1) Includes US$1,138 and US$1,158 of deferred compensation contributed by the Corporation to Mr. McGinnis' 401K Plan in fiscal 1996 and fiscal 1995, respectively.
          (2) Represents automobile lease payments paid by the Corporation.
          (3) Represents amounts paid as a retainer to Mr. White for services rendered to the Corporation.
          (4) Represents fees paid to Windrush Corporation, a company 50% of which is owned by Mr. Pennie, for executive services, including rental and secretarial services, for the Corporation's Toronto office.

          LONG-TERM COMPENSATION PLANS
          ----------------------------

          OPTION GRANTS IN 1996
          ----------------------

              The following table provides details on stock options granted to the Named Executive Officers in the fiscal year ended November 30, 1996 under the terms of the Corporation's existing stock option plan.

                                         % OF TOTAL
                                          OPTIONS
                            SECURITIES   GRANTED TO
                               UNDER     EMPLOYEES
                              OPTIONS        IN        EXERCISE
                              GRANTED    FINANCIAL      PRICE
           NAME                 (#)         YEAR        (CDN$)
           --------          ---------  -----------   ---------
           Michael E.         20,000           4%           4.60
           McGinnis
           Mark White              0           --          --
           John C. Pennie          0           --          --



                                   MARKET VALUE
                                   OF SECURITIES
                                    UNDERLYING
                                    OPTIONS ON
                                    THE DATE OF         EXPIRATION
           NAME                    GRANT (CDN$)            DATE
           -----------------      ---------------      -------------
           Michael E.                  4.60              12/1/2000
           McGinnis

           Mark White                   --                  --
           John C. Pennie               --                  --



          OPTIONS EXERCISED AND AGGREGATES REMAINING
          ------------------------------------------

              The following table provides detailed information regarding options exercised by the Named Executive Officers during the fiscal year ended November 30, 1996. In addition, details on remaining options held are provided.

                                                NUMBER OF
                                                SECURITIES      VALUE OF
                                                UNDERLYING     UNEXERCISED
                                               UNEXERCISED    IN-THE-MONEY
                                                OPTIONS AT    STOCK OPTIONS
                                                  FISCAL        AT FISCAL
                                                 YEAR-END       YEAR-END
                                                   (#)          (CDN$)(1)
                                              -------------  --------------

                  SECURITIES
                    ACQUIRED
                      UPON    VALUE REALIZED   EXERCISABLE/   EXERCISABLE/
         NAME     EXERCISE(#)       (US$)     UNEXERCISABLE   UNEXERCISABLE
         ----     ----------- --------------- -------------   -------------
      Michael E.       0            --        108,000/12,000 707,200/55,800
       McGinnis

      Mark White       0            --           75,000/0       502,500/0

      John C.       50,000        214,925           0              --
       Pennie

      (1) Based on the closing price of the common shares on The Toronto Stock Exchange (the "TSE") on November 30, 1996 of CDN$9.25.


       OTHER COMPENSATION MATTERS
       --------------------------

           There were no long-term incentive awards made to Named Executive Officers of the Corporation during the fiscal year ended November 30,1996.

           The Corporation has instituted for its U.S.A. branch employees a 401 K Plan that enables its employees to save for retirement with tax exempt contributions. The Plan may be summarized as follows:

           Employees become eligible to participate upon attaining age twenty-one (21) and completing one year of service. Upon meeting the participation requirements they have the option of enrollment after a "Year of Service". The total compensation that can be considered for contribution purposes is limited to US$150,000. Employees may elect to defer any percentage of their current compensation into the Plan, subject to a maximum of 15% or US$9,500, whichever is lower. The Corporation may make a contribution to the Plan, known as a 401 K matching
           Contribution, on behalf of those participants who have made salary deferral contributions. The Corporation's contribution, if any, will be in an amount not to exceed 25% of the first 4% and if any matching 401 K contribution remain, it will be allocated to each such Participant in an amount not to exceed
           25% of the
           next 4% of their Compensation contributed as salary deferral contributions. The Corporation may make a profit sharing contribution to the Plan for all participants. The amount of this contribution, if any, will be determined by the Corporation. The employee's share of the Corporation's profit sharing contribution will be allocated to their account based on the ratio that their compensation bears to the total compensation of all participants eligible for a share of such contribution.

           The Corporation's matching contribution for Mr. McGinnis during the fiscal year was US$1138.

       EMPLOYMENT CONTRACTS
       ---------------------

           The Corporation has an employment agreement dated December 1, 1995, as amended May 1, 1996, with Mr. McGinnis, its Chief Executive Officer, through November 30, 2000 with annual base compensation of US$250,000. The Chief Executive Officer is entitled to participate in an annual bonus pool equal to 5% of net income. Stock options were granted to the Chief Executive Officer in 1996 that allow for the purchase of up to 20,000 common shares of the Corporation at a price of CDN$4.60 per share pursuant to the Employee Stock Option Plan. The contract provides for up to two years compensation if the Chief Executive Officer is terminated without cause. It also provides a non-competition clause for two years after termination.

           Pursuant to an agreement between the Corporation and Windrush Corporation ("Windrush") dated October 5, 1994 in consideration for executive services for administration of the Toronto offices of the Corporation provided to the Corporation, Windrush receives a monthly fee of US$5,000 plus out of pocket expenses. In addition, Windrush is entitled to receive a fee for all fundraising efforts initiated and coordinated by Windrush for the benefit of the Corporation. The fee amount will be negotiated on a transaction by transaction basis. The agreement may be terminated by the Corporation on 30 days' prior written notice. Mr. Pennie, the Vice-Chairman of the Board of the Corporation, is a 50% shareholder of Windrush.


       COMPOSITION OF THE COMPENSATION COMMITTEE AND AUDIT COMMITTEE
       --------------------------------------------------------------

           Messrs. Mann, Sinclair and Knowles comprised the Corporation's Compensation Committee during the fiscal year ended November 30, 1996. During the year Messrs. Mann, Sinclair and Knowles resigned as directors. None of the members of the Compensation Committee performed similar functions with other public companies during the fiscal year ended November 30, 1996 other than Mr. Sinclair who performed such function for the following companies: Breakwater Resources Ltd. and Great Lakes Minerals Inc.

           The members of the Compensation Committee also serve as members of the Corporation's Audit Committee.


       REPORT ON EXECUTIVE COMPENSATION
       --------------------------------

           It is the responsibility of the Compensation Committee to determine the level of compensation in respect of the Corporation's senior executives with a view to providing such executives with a competitive compensation package having regard to performance. Performance is defined to include achievement of the Corporation's strategic objective of growth and the enhancement of shareholder value through increases in the stock price resulting from a stronger balance sheet and increased earnings.

           Compensation for executive officers is composed primarily of three components; namely, base salary, performance bonuses and the granting of stock options. Performance bonuses are considered from time to time having regard to the above referenced objectives.

           In establishing the levels of base salary, the award of stock options and performance bonuses the Compensation Committee takes into consideration individual performance, responsibilities, length of service and levels of compensation provided by industry competitors. In the case of Mr. McGinnis, the Chief Executive Officer, he will be entitled to participate in an annual bonus pool equal to 5% of the net income under his employment contract entered into on December 1, 1995.

           The Compensation Committee is also responsible for reviewing the Corporation's manpower and succession plans to ensure that adequate plans are in place.

       COMPENSATION OF DIRECTORS
       -------------------------

       A.  Standard Compensation Arrangements

           The directors of the Corporation who are not otherwise consultants or employees shall receive CDN$20,000 per year paid quarterly.

       B. Other Arrangements

           None of the directors of the Corporation was compensated in his capacity as a director by the Corporation and its subsidiaries during the fiscal year ended November 30,1996 pursuant to any other arrangement or in lieu of any standard arrangement.


       INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
       ------------------------------------------------------------------

           During fiscal 1996, the Corporation loaned money to Michael E. McGinnis for the purpose of purchasing common shares of the Corporation in the open market. The outstanding balance (including interest) at November 30, 1996 was US$490,355, and no repayments were made in fiscal 1996. The loan matures on May 7, 1997, bears interest at the rate of 10% per annum and is secured by the purchased shares. The Corporation also loaned $350,000 to Frank J. Fradella, Executive Vice President and Chief Operating Officer, for the purpose of purchasing a home upon his joining the Corporation, repayable, without interest, at the rate of $70,000 per year while Mr. Fradella is employed by the Corporation. This loan becomes due upon the termination of Mr. Fradella's employment with the Corporation.

           The Corporation loaned US$475,000 to Mark White, Chairman of the Board, on September 5, 1996, the note for which bore no interest and was unsecured. Mr. White repaid such loan in its entirety on October 16, 1996.


       ELECTION OF DIRECTORS
       ---------------------

           Six directors will be elected at the Meeting. Management does not contemplate that any of the nominees will be unable to serve as a director but if that should occur for any reason prior to the Meeting, it is intended that discretionary authority shall be exercised by the persons named in the enclosed form of proxy to vote the proxy for the election of any other person or persons in place of any nominee or nominees unable to serve. The term of office of each of the following proposed nominees will expire at the next meeting of shareholders of the Corporation when a successor is duly elected or appointed unless his office is earlier vacated in accordance with the Corporation's by-laws. The information as to the shares of each nominee beneficially owned, or over which control is exercised, has been furnished by the respective nominee.

           The following table sets forth certain information pertaining to the persons proposed to be nominated for election as directors.

     -------------------------------------------------------------------
                                                  POSITION
                                                  WITH THE
          NAME         PRINCIPAL OCCUPATION     CORPORATION
      -----------   -------------------------   ---------------
      Barry         President, Pharmax Rexall    Director
      Cracower      Drug Stores, Ltd.

      William A.    Chairman, Swiss re Canada    Director
      Dimma         Group of Companies

      Hon. Donald   President, Sunnybank         Director
      R. Getty      Investments Ltd.

      Michael E.    President and Chief          President and
      McGinnis      Executive Officer of the     Chief Executive
                    Corporation                  Officer

      John C.       President and Chief          Vice-Chairman
      Pennie        Executive Officer,           of the Board
                    Windrush Corporation

      Francis J.    Director, Separation &       Director
      Sorg          Recovery Systems Inc.
     -------------------------------------------------------------------




     -------------------------------------------------------------------
                                              NUMBER OF SHARES
                                             BENEFICIALLY OWNED,
                                                 DIRECTLY OR
                             YEAR FIRST      INDIRECTLY, OR OVER
                              BECAME A        WHICH CONTROL OR
              NAME            DIRECTOR     DIRECTION IS EXERCISED
      ------------------   -------------   --------------------------
      Barry Cracower        1/92 to 3/93                  Nil
                              and 1997

      William A. Dimma          1997                      Nil

      Hon. Donald R. Getty      1997                      Nil

      Michael E. McGinnis       1993               305,300 (1)

      John C. Pennie            1992                    2,500

      Francis J. Sorg             -                      Nil
     -------------------------------------------------------------------
           (1) Includes 120,000 shares subject to options.

           BARRY CRACOWER was elected as a director of the Corporation in December 1996 to fill a vacancy on the Board of Directors following the resignation of a member. Mr. Cracower is the President of Pharmx Rexall Drug Stores Ltd., a drug store chain based in Concord, Ontario, and he has served in that capacity since 1990. Prior to 1990, he held senior executive positions at several major Canadian corporations. Mr. Cracower served on the Board of Directors of the predecessor corporation to the Corporation, ECO Corp., in 1992 during its restructuring. He also serves as a director of Algonquin Merchantile Corporation, a Canadian company. Mr. Cracower holds an MBA degree from Columbia University School of Business.


           WILLIAM A. DIMMA was elected as a director of the Corporation in January 1997 to fill a vacancy on the Board of Directors following the resignation of a member. Mr. Dimma has served as the Chairman of the Board of Canadian Business Media Ltd since 1992 and York University since 1991. Between 1984 and 1986, Mr. Dimma served as the President and Chief Executive Officer of Royal Lepage, Canada's largest real estate services company. In addition to the companies mentioned above, Mr. Dimma is a director of several Canadian and United States companies, including the Greater Toronto Airport Authority, Magellan Aerospace Corporation, IPL Energy Inc., a pipeline and gas distribution company, London Life Insurance Company, Sears Canada Inc. and Trilon Financial Corporation, a financial services company.

           HON. DONALD R. GETTY was elected as a director of the Corporation in January 1997 to fill a vacancy on the Board of Directors following the resignation of a member. Mr. Getty is the President and Chief Executive Officer of Sunnybank Investments Ltd., an investment and consulting company located in Edmonton, Alberta and has served in that capacity since December 1992. Mr. Getty has held elected and appointive offices in Canadian government, most recently as the Premier of the Province of Alberta from 1985 to 1992 and as the Minister of Energy and Natural Resources for the Province of Alberta between 1971 and 1979. Mr. Getty currently serves on the boards of directors of Mera Petroleum, an oil and gas company, Cen Pro Technologies, an engineering company, Farm Energy Corporation, an ethanol production company, and Guyanor Ressources, a mining company.

           MICHAEL E. MCGINNIS has served as the President and Chief Executive Officer of the Corporation since 1993 and as a director since 1994. He was the President and Chief Executive Officer of Eco Environmental, Inc., a provider of environmental remediation services to industrial clients, when it was acquired by the Corporation in 1993. Prior to joining Eco Environmental, Inc. in 1992, Mr. McGinnis was employed with The Brand Companies, Inc., one of the largest asbestos abatement contractors in the United States. Mr. McGinnis joined The Brand Companies in 1965 and served in various operational and administrative capacities for over 27 years. Mr. McGinnis serves as the

       Chairman of the Board of EIF Holdings, Inc., an asbestos abatement and lead removal contractor based in California in which the Corporation holds a minority interest, and he has held that position since February, 1996.

           JOHN C. PENNIE became a director of the Corporation in February 1992 and was also appointed the Corporation's President and Chief Executive Officer in that year in order to execute the downsizing and reorganization of the Corporation. In October 1993, Mr. Pennie was appointed Vice Chairman of the Board of Directors. Prior to joining the Corporation, Mr. Pennie was a business consultant with over 25 years of experience in assisting turnaround and start-up companies.
       Mr. Pennie received a CIM certificate from the University if Western Ontario. He also serves as a director of Innovadent Technologies, Inc., a manufacturing company.

           FRANCIS J. SORG is a nominee for director and has not served previously as a director of the Corporation. For the past five years, Mr. Sorg has served as the Chairman of the Board of Separation and Recovery Systems, Inc., a producer of proprietary Sarex filtration systems that the Corporation acquired in July 1996.

       STATEMENT OF CORPORATE GOVERNANCE PRACTICE
       -------------------------------------------

           In accordance with the disclosure requirements of the TSE and using the corporate governance guidelines set out in Section 474 of the TSE Company Manual as a reference, the Board of Directors of the Corporation has adopted the following statement of corporate governance practices:

           The Board implicitly and explicitly acknowledges its responsibility for the stewardship of the Corporation:

       (i) The Board participates in strategic planning as the acceptor and/or adopter of the strategic plans proposed and developed by management. The strategic planning process has been the responsibility of management. The Board will undertake periodic reviews of the strategic planning process.

       (ii) The Board has considered and in its deliberations considers the principal risks of the Corporation's business and receives periodic reports from management of the Corporation's assessment and management of those risks.

       (iii) The Board has, from time to time, considered succession issues and takes responsibility for appointing and monitoring officers of the Corporation.

       (iv) The Board has discussed and considered how the Corporation communicates with its various shareholders and periodically reviews and approves the Corporation's communications with the public but has no formal communications policy.

       (v) The Board, directly and through its Audit Committee, assesses the integrity of the Corporation's internal control and management information systems.

           Given the extensive experience of senior management of the Corporation in the Corporation's principal business, it has not been necessary for the Board to encourage senior management to participate in appropriate professional and personal development activities, courses and programs. However, the Board does support management's commitment to the training and development of all permanent employees.

           The Board currently comprises seven members of whom four are unrelated directors.

           The Board has considered the relationship of each current director. Three current directors, namely Mark White, John C. Pennie and Michael
       E. McGinnis, are related by virtue of their holding senior management positions. Messrs. Cracower, Dimma, Garth and Getty who are currently directors of the Corporation are unrelated.

           The Board has not constituted a formal nominating committee to be responsible for proposing new nominees to the Board and for assessing directors on an ongoing basis. Nominations for the Board have been the result of recruitment efforts by several directors and have been discussed informally with several directors before being brought to the Board as a whole.

           Board members who are not otherwise employees or consultants are presently compensated on the basis of CDN$20,000 per year paid quarterly; expenses are reimbursed at cost. In addition, board members have been granted stock options under the Corporation's stock option plan.

           The Board of Directors expressly assumes responsibility for developing the Corporation's approach to governance issues and is responsible for the responses to governance guidelines. The Corporation has not developed position descriptions for the Board and the Chief Executive Officer. Any responsibility which is not delegated to management or a Board committee remains with the Board.

           The Board has functioned, and is of the view that it can continue to function, independently of management, as required. The Board has not appointed a chair of the Board who is an unrelated director. However, unrelated directors are free to add items to agendas or to request the calling of Board meetings where deemed necessary and all members of the Board are invited to raise issues not on the agenda at Board meetings.

           The Board has not met without management present. If the Board believed it was appropriate and meaningful it would formalize the process by which the Board would meet without management and for handling the Board's overall relationship with management.

           During the 1996 fiscal year, the Board of Directors met in person or telephonically four times, and each director attended at least 75% of the meetings. The Board of Directors also authorized corporate actions through written consents.

           The Audit Committee is currently composed of three directors, all of whom are unrelated. The Compensation Committee is currently composed of 3 directors, all of whom are unrelated.

           The Audit Committee's mandate includes a review of the annual and quarterly financial statements, material investments and transactions that could materially affect the financial position of the Corporation. The Audit Committee establishes and monitors procedures to resolve conflicts of interest and reviews audit and financial matters. Through meetings with external auditors and senior management, the Audit Committee discusses, among other things, the effectiveness of internal control procedures established for the Corporation.

           The Board has not constituted a committee comprised exclusively of outside directors, a majority of whom are unrelated directors, to assess the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. This task has been assigned to the Audit Committee.

           The Corporation does not have a formal process of orientation and education for new members of the Board. This process is handled informally by members of the Board.

       PERFORMANCE GRAPH
       -----------------

           The following chart compares the total cumulative shareholder return for $100 invested in common shares of the Corporation beginning on November 30,1990 with the cumulative total return of the TSE 300 Total Return Index (the "TSE Index") for the Corporation's five most recently completed financial years.


                               AMERICAN ECO CORPORATIPM
                Comparison of 5 year Total Common Shareholders Return

      ---------- -----------------------------------------
                  1991   1992  1993   1994   1995  1996
      ---------- -----------------------------------------

       TSE Index  100     98   129    129    151   199
           ECX    100    123   164     92    137   264
       ---------- ----------------------------------------
       Share      $3.50  $4.30 $5.75  $3.25  $4.80 $9.25
       Price
       ---------  ----------------------------------------

       Note: The Corporation's common shares were consolidated on a 10:1 basis in August 1993. Pre-1993 figures are shown on a post-consolidated basis.


       APPOINTMENT OF AUDITORS
       ------------------------

           Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of Coppers & Lybrand, L.L.P., Certified Public Accountants, as auditors of the Corporation (the "New Auditors") for the next year and to authorize the directors to fix their remuneration.

           The Board of Directors selected the New Auditors, subject to ratification by shareholders. Karlins, Patrick & Co., P.C., Chartered Accountants (the "Former Auditors") had audited the Corporation's financial statements for the 1996 fiscal year and had been the Corporation's accountants since 1993. Accordingly, the Former Auditors resigned at the request of the Corporation on March 24,1997, effective May 7, 1997.

           In accordance with National Policy No. 31, the Corporation issued a notice of change of auditors (the "Notice"), has received letters in reply to the Notice from the Former Auditors and the New Auditors (together, the "Replies") and the Notice and the Replies have been reviewed by the directors of the Corporation. A copy of each of the Notices and the Replies are attached hereto as the reporting package pursuant to National Policy No. 31.

           A representative of the Former Auditors is expected to be present at the Meeting and will be given the opportunity to make a statement if he desires to do so and to respond to appropriate questions from Shareholders.

       AMENDMENT TO STOCK OPTION PLAN
       ------------------------------

           The Corporation has in place a share option plan for directors, officers, employees and consultants (the "Plan"). The Plan as well as the rules of the TSE provide that any amendment to a share option plan must be pre-cleared with the TSE and provide that if there is a proposal to increase the maximum number of shares issuable under the Plan, the same must be approved by a majority of the votes cast at the shareholders' meeting.

           The Plan currently provides that 1,825,000 common shares are to be reserved for issuance pursuant to the exercise of options granted under the Plan. As of March 17, 1997, an aggregate of 1,700,613 options to purchase common shares have been granted under the Plan. No options or other entitlements under the Plan have been granted subject to shareholder ratification.

           The Corporation will not provide financial assistance to participants under the Plan to facilitate the purchase of common shares.

           As the Corporation currently has 14,783,646 issued and outstanding common shares and seeks to issue stock options from time to time as part of executives' and employees' compensation based on merit and to assist in the further growth of the Corporation, the directors of the Corporation are of the view that it is appropriate to authorize an amendment to the Plan to provide that the maximum number of common shares in the capital of the Corporation that may be reserved for issuance for all purposes under the Plan shall be increased from 1,825,000 common shares to 2,956,700 common shares subject to adjustment or increase of such number pursuant to the provisions of
       Article 8 of the Plan. The Plan, as amended, provides that the maximum number of common shares which may be reserved for issuance to any one insider pursuant to share options under the amended Plan or any other share compensation arrangement may not exceed 5% of the common shares outstanding at the time of grant (on a non-diluted basis). Any common shares subject to a share option which for any reason is cancelled or terminated without having been exercised shall again be available for grant under the amended Plan.

           The maximum number of common shares that may be reserved for issuance to insiders of the Corporation under the amended Plan or any other share compensation arrangement is limited to 10% of the common shares outstanding at the time of the grant (on a non-diluted basis).

           The Corporation has no other compensation plans or arrangements in place and none are currently contemplated.

           The resolution approving the amendment to the Plan requires confirmation by a majority of the votes cast thereon at the Meeting. Additionally, the amendment to the Plan is subject to the prior approval of the TSE.

           The text of the resolution to be submitted to the shareholders at the Meeting is set forth below.

           NOW THEREFORE BE IT RESOLVED THAT:

           1. Subject to receipt of requisite regulatory approval, including without limitation, the approval of The Toronto Stock Exchange, the Plan be and the same is hereby amended to delete Article 4 therefrom and substitute therefor the following:

           "4.    Shares Subject to the Plan
                  --------------------------

           4.1 Options may be granted in respect of authorized and unissued Shares provided that, subject to increase by the Board, the receipt of the approval of the Exchange and the approval of shareholders of the Corporation, the maximum aggregate number of Shares reserved by the Corporation for issuance and which may be purchased upon the exercise of all Options shall not exceed 2,956,700 being the sum of: (i) 1,256,087 Shares granted under this Plan, subject to adjustment or increase of such number pursuant to the provisions of
           Article 8; plus (ii) such number of Shares as are subject to outstanding Options under Share Compensation Arrangements as of the date of adoption of this Plan (as amended) which are cancelled or otherwise terminated without exercise provided such number of Shares shall not exceed 1,700,613 Shares. Shares in respect of which Options are not exercised shall be available for subsequent Options under the Plan. No fractional Shares may be purchased or issued under the Plan."

           2. Any one director or officer of the Corporation be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to this resolution.

       ARTICLES OF AMENDMENT
       ---------------------

           Shareholders are next being asked to pass a special resolution authorizing and approving an amendment to the Articles of the Corporation; (i) deleting the Class A Preference Shares and the Class A Preference Shares, Series 1 (none of which are issued and outstanding);
       (ii) creating a new class of preference shares and providing for the specific rights, privileges, restrictions and conditions attaching thereto; and (iii) deleting the current provisions attaching to the common shares and providing for the specific rights, privileges, restrictions and conditions attaching thereto. The three portions of the amendment must be voted upon as a single proposal.

           The directors of the Corporation are of the view that the proposed amendments to the Articles of the Corporation are in the best interests of the Corporation for a number of reasons. The proposed preference shares which may be issued in series, as and when approved by the directors of the Corporation, and without further shareholder action, will provide the Corporation with greater flexibility with respect to future equity financings. The proposed preference shares could be issued by the Board of Directors to render more difficult or discourage an attempt to gain control of the Corporation by means of a tender offer or other transaction directed to the Corporation or its Shareholders and, as a result, could be characterized as an anti-takeover proposal.

           As preference shares are equity securities which may be treated like a category in between debt and equity, they are an attractive financing vehicle in that their issue will not appear on the debt side of the balance sheet of the Corporation but will appear in the Corporation's capitalization. The Corporation has no present plans to issue any of the new preference shares.

           The rights, privileges, restrictions and conditions to be attached to the new class of preference shares and to be attached to the common shares are each set forth in Schedule "B" attached hereto and forming a part hereof. The proposed amendments will not affect the rights of the holders of the common shares.

           Upon receipt of a certificate of amendment pursuant to the Business Corporations Act, Ontario (the "Act") the authorized capital of the Corporation shall consist of an unlimited number of common shares and an unlimited number of preference shares, having the rights, privileges, restrictions and conditions set forth below.

           Set forth below is the text of the special resolution to be submitted to the Shareholders at the Meeting (the "Amendment Resolution").

           NOW THEREFORE BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

           1. The Articles of the Corporation shall be amended as follows:

              (a) by deleting the Class A Preference Shares and the Class A Preference Shares, Series 1 (none of which are issued and outstanding);

              (b) by providing that the Corporation is authorized to issue:

                  (i) an unlimited number of preference shares, issuable in series; and

                  (ii)   an unlimited number of common shares;

              (c) by deleting the current provisions attaching to the common shares; and

              (d) to reflect the changes in the authorized share capital, specifically the creation of the preference shares and to further set out the rights, privileges, restrictions and conditions attaching to each of the common shares and the preference shares of the Corporation by providing that the rights, privileges, restrictions and conditions attaching to the preference shares of the Corporation, as a class and to the common shares of the Corporation as a class shall be as set forth in Schedule "B" attached to this management information circular;

           so that upon receipt of a certificate of amendment pursuant to the Business Corporations Act, Ontario the authorized capital of the Corporation shall consist of an unlimited number of common shares and an unlimited number of preference shares with each class of shares possessing the rights, privileges, restrictions and conditions set forth above.

           2. Any one director or officer of the Corporation be and he is hereby authorized and directed, for and in the name of and on behalf of the Corporation, to execute and deliver all such documents under the corporate seal or otherwise and to do all such other acts and things including without limitation, the execution of Articles of Amendment in the prescribed form and the delivery thereof to the Director appointed under the Business Corporations Act, Ontario as he may determine in his sole and absolute discretion to be necessary or advisable to give effect to the foregoing provisions of this resolution, the execution of any such document or the doing of any such act or thing being conclusive evidence of such determination, provided that the directors of the Corporation may, in their sole discretion revoke this special resolution without further approval of the shareholders at any time prior to the endorsement by the Director of a certificate of amendment of Articles in respect of such amendment.

       AMENDMENT TO DEBENTURES
       -----------------------

           On January 24, 1997 the Corporation sold by way of private placement to arm's length subscribers an aggregate of US$15,000,000 principal amount of 9.5% cumulative convertible debentures due on January 24, 2007 and on March 3, 1997 the Corporation sold by way of private placement to arm's length subscribers an additional aggregate of US$3,000,000 principal amount of 9.5% cumulative convertible debentures due on March 3, 2007. All of the aforesaid debentures are collectively referred to herein as the "Debentures". The proceeds of the sale of the Debentures were used by the Corporation as part of the consideration for the acquisition of Chempower, Inc. and general working capital.

           Purchasers of the Debentures received warrants to purchase additional common shares of the Corporation at a rate of 75 warrants for each US$1,000 principal amount of Debentures purchased. The Warrants have an exercise price equal to 110% of the closing price of the Corporation's common shares on Nasdaq on the day preceeding closing (being US$9.56 for the first set of Debentures and US$9.21 for the second set of Debentures) and have a term of five years.

           The Debentures are convertible into common shares in the capital of the Corporation at a conversion price per common share equal to 85% of the five day weighted average closing price of the common shares of the Corporation on Nasdaq immediately prior to the conversion date (the "Conversion Price").

           The rules of the Nasdaq National Market provide that a company with shares listed on the National Market (an "NNM issuer") may not issue by way of private placement more than 20% of its issued and outstanding shares without having first obtained shareholder approval. As the formula used to calculate the Conversion Price is open-ended, if the closing price of the common shares of the Corporation on Nasdaq goes down, it is conceivable that upon a conversion of Debentures, the Corporation will be required to issue more than 20% of the issued and outstanding shares as of the date of the initial issuances.

           In order to comply with the Nasdaq National Market rules the Debentures were amended to also provide that the Conversion Price may not be less than US$6.30 per common share (based upon a five day weighted average closing price of the common shares, as constituted on January 24, 1997 of US$7.50 per common share) (the "Floor Conversion Price") provided that the Floor Conversion Price and the provision relating thereto would be deleted from the Debentures upon the receipt by the Corporation of shareholder ratification, sanction, approval and confirmation of the issuance of the Debentures with a conversion feature at the Conversion Price. If such shareholder ratification, sanction, approval and confirmation is not received by the Corporation, the Conversion Price shall remain subject to the Floor Conversion Price, and the Debentureholders will have the right for a period of ten days commencing 183 days after issuance of their Debentures to redeem their Debentures at a redemption price equal to 115% of the par amount of the Debentures plus accrued interest. Conversely, if such shareholder ratification, sanction, approval and confirmation is received by the Corporation, the Debentures shall be deemed to provide (without any further act or formality on the part of any party) that the Conversion Price shall not be subject to the Floor Conversion Price.

           Set forth below is the text of the resolution ratifying, sanctioning, approving and confirming the issuance of the Debentures with a conversion feature at the Conversion Price, and without the Floor Conversion Price.

           NOW THEREFORE BE IT RESOLVED AS FOLLOWS:

           1. The issuance by the Corporation of an aggregate of US$18,000,000 principal amount of 9.5% cumulative convertible debentures, which debentures are convertible into common shares in the capital of the Corporation at a conversion price per common share equal to 85% of the five day weighted average closing price of the common shares of the Corporation on NASDAQ immediately prior to the conversion date, be and the same is hereby ratified, sanctioned, approved and confirmed.

           2. Any one director or officer of the Corporation be and he is hereby authorized and directed to do any and all acts and things and to execute and deliver under the corporate seal or otherwise, all such deeds, documents, instruments and assurances as such one director or officer shall deem necessary to give full force and effect to these resolutions.

       APPROVAL OF PRIVATE PLACEMENTS
       ------------------------------

           In order for the Corporation to raise funds to expand its business services, the Corporation may require further funding which would be raised pursuant to one or more private placements.

           Shareholders are being asked to approve a resolution authorizing the board of directors to enter into one or more private placements in the 12 month period following the Meeting to issue additional common shares to subscribers who are at arm's length to the Corporation. Pursuant to the rules adopted by the TSE, (and in particular, paragraph 620 of the TSE Company Manual) shareholder approval is required for issuances of shares by private placement of more than 25% of the number of shares which are currently outstanding (on a non-diluted basis) in any six month period. Accordingly, it is prudent to have authority for such private placements at the present time to save the time and expense of seeking shareholder approval at future special meetings of shareholders.

           It is not the intention of management to issue the entire number of shares authorized pursuant to the proposed resolution. The private placements will be negotiated only if management believes the subscription price is reasonable in the circumstances and if the funds are required by the Corporation to expand its activities. The issuance of shares pursuant to these private placements will not materially affect control of the Corporation. Each such private placement will be made in accordance with applicable laws and rules of the TSE, which require the approval of the TSE prior to completion of each individual private placement. These rules provide that private placements must be priced at the closing price of the common shares on the day prior to the notice of private placement, subject to prescribed discounts.

           As well, warrants may accompany common shares issued under the private placement, where such warrants are priced at or above market and do not exceed the number of shares issued under the private placement.

           The Nasdaq rules requiring shareholder approval of certain private placements by NNM issuers apply only on a transaction specific basis. Therefore, approval of this proposal will not also constitute approval of those future private placements by the Corporation which are subject to Nasdaq shareholder approval.

           Shareholders are being asked to pass a resolution authorizing additional private placements which would take place within one year of the date of this management information circular. Such future private placements will be subject to the following terms:

       1. All of the private placement financings will be carried out in accordance with the guidelines-of the TSE and specifically in accordance with paragraphs 619 and 622 of the Manual, copies of which are annexed hereto as Schedule "A".

       2. Such future private placements would not result in additional shares of the Corporation being issued in an amount exceeding the current number of issued and outstanding shares (in the aggregate) of the Corporation.

       3. Any of the future private placements would be substantially at arm's length and would not materially affect control of the Corporation.

           The text of the resolution to be submitted to the shareholders at the Meeting is set forth below.

           NOW THEREFORE BE IT RESOLVED THAT:

           1. The directors of the Corporation be and they are hereby authorized and directed to arrange from time to time, additional private placements in the capital of the Corporation, subject to the following terms:

              (a) All private placement financings will be carried out by the Corporation in accordance with the guidelines of The Toronto Stock Exchange and specifically paragraphs 619 and 622 of The Toronto Stock Exchange Company Manual.

              (b) The future private placements will not result in additional shares of the Corporation being issued in an amount exceeding the current number of issued and outstanding shares in the aggregate of the Corporation.

              (c) Any of the future private placements would be substantially at arm's length and would not materially affect control of the Corporation.

           2. Any one director or officer of the Corporation be and he is hereby authorized and directed to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances and to do all such acts and things as in his opinion may be necessary or desirable to give effect to this resolution.

       DISSENTING SHAREHOLDER RIGHTS
       -----------------------------

           Section 185 of the Act provides that shareholders have a right to dissent from the Amendment Resolution and be paid the fair market value of all, but not less than all, of their common shares if the Amendment Resolution is approved and implemented.

           A shareholder of the Corporation who wishes to dissent must send to the Corporation no later than the termination of the Meeting a written objection (a "Dissent Notice") to the Amendment Resolution. The filing of a Dissent Notice does not deprive a shareholder of the right to vote. The Act provides that a shareholder who has submitted a Dissent Notice and who votes in favor of the Amendment Resolution will no longer be considered a dissenting shareholder of the Corporation with respect to that class of shares voted in favor of the Amendment Resolution. The Act does not provide that a vote against the Amendment Resolution or an abstention constitutes a Dissent Notice. A shareholder need not vote his common shares against the Amendment Resolution in order to dissent. The execution or exercise of a proxy does not constitute a Dissent Notice. Similarly the revocation of a proxy conferring authority on the proxyholder to vote in favor of the Amendment Resolution does not constitute a Dissent Notice. Any proxy granted by a shareholder who intends to dissent other than a proxy that instructs the proxyholder to vote against the Amendment Resolution should be validly revoked to prevent the proxyholder from voting the common shares in favor of the Amendment Resolution and thereby disentitling the shareholder from his right to dissent. Under the Act, there is no right of partial dissent and a dissenting shareholder may only dissent with respect to all common shares held by him on behalf of any one beneficial owner and which are registered in the name of the dissenting shareholder.

           The Corporation is required within 10 days after the shareholders adopt the Amendment Resolution to notify each shareholder who has filed a Dissent Notice that the Amendment Resolution has been adopted but such notice is not required to be sent to any shareholder who voted for the Amendment Resolution or who has withdrawn his Dissent Notice.

           A dissenting shareholder who has not withdrawn his Dissent Notice must within 20 days after receipt of the notice that the Amendment Resolution has been adopted, or if he does not receive such notice, within 20 days after he learns that the Amendment Resolution has been adopted, send to the Corporation a written notice (a "Payment Demand") containing his name and address, the number of common shares in respect of which he dissents and a demand for payment of the fair value of such common shares. Within 30 days after sending a Payment Demand the dissenting shareholder must send to the Corporation or its transfer agent the certificates representing the common shares in respect of which he dissents. A dissenting shareholder who fails to send certificates representing the common shares in respect of which he dissents forfeits his right to make a claim under section 185 of the Act. The Corporation or its transfer agent will endorse on share certificates received from a dissenting shareholder a notice that the holder is a dissenting shareholder and will forthwith return the share certificates to the dissenting shareholder.

           On sending a Payment Demand to the Corporation, a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his common shares as determined under section 185 of the Act except where:

           (a) the dissenting shareholder withdraws his Payment Demand before the Corporation makes an Offer to Pay (defined below) to him pursuant to the Act;

           (b) the Corporation fails to make an offer as hereinafter described and the dissenting shareholder of the Corporation withdraws his Payment Demand; or

           (c) the directors of the Corporation revoke the Amendment Resolution and the Articles of Amendment are not filed;

       in which case his rights as a shareholder are reinstated as of the date he sent the Payment Demand and the dissenting shareholder is entitled, upon presentation and surrender to the Corporation or its transfer agent of any certificate representing the common shares that had been endorsed, to be issued a new certificate representing the same number of common shares as the certificate so presented, without payment of a fee.

           The Corporation is required not later than seven days after the later of the effective date of the filing of the Articles of Amendment or the date on which the Corporation receives the Payment Demand of a dissenting shareholder to send to each dissenting shareholder who has sent a Payment Demand a written offer to pay ("Offer to Pay") for his common shares in an amount considered by the Corporation's Board of Directors to be the fair value thereof accompanied by a statement showing the manner in which the fair value was determined. Every Offer to Pay must be on the same terms. The Corporation must pay for the common shares of a dissenting shareholder within 10 days after an Offer to Pay has been accepted by a dissenting shareholder but any such offer lapses if the Corporation does not receive an acceptance thereof within 30 days after the Offer to Pay has been made.

           If the Corporation fails to make an Offer to Pay for a dissenting shareholder or if a dissenting shareholder fails to accept an Offer to Pay, the Corporation may within 50 days after the effective date of the filing of the Articles of Amendment or within which further period as a court may allow, apply to a court to fix a fair value for the common shares of dissenting shareholders. If the Corporation fails to apply to a court, a dissenting shareholder may apply to a court for the same purpose within a further period of 20 days or within such further period as a court may allow. A dissenting shareholder is not required to give security for costs in such an application. If the Corporation fails to make an Offer to Pay, the costs of a shareholder will be borne by the Corporation unless the court otherwise orders.

           Before making application to the court under subsection 185 (18) of the Act or not later than seven days after receiving notice of an application to the court under subsection 185 (19) of the Act, as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given, (a) has sent to the Corporation the notice referred to in subsection 185 (10) of the Act; and (b) has not accepted an offer made by the Corporation under subsection 185 (15) of the Act, if such an offer was made, of the date, place and consequences of the application and of the dissenting shareholder's right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) herein within three days after the dissenting shareholder satisfies such conditions. Upon an application to a court all dissenting shareholders whose common shares have not been purchased by the Corporation will be joined as parties and will be bound by the decision of the court and the Corporation will be required to notify each affected dissenting shareholder of the date, place and consequences of the application and of his right to appear and be heard in person or by counsel. Upon any such application to a court the court may determine whether any person is a dissenting shareholder who should be joined as a party and the court will then fix a fair value for the common shares of all dissenting shareholders. The final order of a court will be rendered against the Corporation in favor of each dissenting shareholder and for the amount of the fair value of his common shares as fixed by the court. The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the effective date of the filing of the Articles of Amendment until the date of payment.

       THE ABOVE IS A SUMMARY ONLY OF THE DISSENTING SHAREHOLDER PROVISIONS OF THE ACT WHICH ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WISHING TO AVAIL HIMSELF OF HIS RIGHTS UNDER THOSE PROVISIONS SEEK HIS OWN LEGAL ADVICE AS FAILURE TO COMPLY STRICTLY WITH THE PROVISIONS OF THE ACT MAY PREJUDICE HIS RIGHT TO DISSENT.

       STOCKHOLDER PROPOSALS
       ----------------------

           December 3, 1997 is the date by which proposals of shareholders pursuant to the SEC proxy rules intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Corporation for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting.

       EXPENSES OF SOLICITATION
       ------------------------

           The total cost of this solicitation will be borne by the Corporation. In addition to use of the mails, proxies may be solicited by directors, officers and employees of the Corporation personally and by telephone or facsimile. The Corporation may reimburse persons holding shares in their own names or in the names of the nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.

       OTHER MATTERS
       -------------

           A copy of the Annual Report of the Corporation for the fiscal year ended November 30, 1996, including financial statements, is enclosed herewith. THE CORPORATION WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED NOVEMBER 30, 1996 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO DAVID L. NORRIS, CHIEF FINANCIAL OFFICER OF THE CORPORATION, AT 11011 JONES ROAD, HOUSTON, TEXAS 77070.

           The Board of Directors knows of no other business to be presented at the Meeting, but if other matters do properly come before the Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their best judgment.

       DIRECTORS' APPROVAL
       -------------------

           The contents of this management information circular and the sending thereof have been approved by the board of directors of the Corporation.



                                   BY ORDER OF THE BOARD OF
                                   DIRECTORS



                                   /s/ Michael E. McGinnis
                                   -------------------------
                                   Michael E. McGinnis
                                   President and Chief Executive Officer


       April 3, 1997

                                     SCHEDULE "A"


       PRICE

       619. The Exchange will not accept an issuance of securities by way of private placement unless all of the following conditions are met: (For the purposes of this Section, a private placement of unlisted convertible securities shall be deemed to be a private placement of the underlying listed securities at a price equal to the lowest possible conversion price.)

           (a) The listed company must give the Exchange's Listings & Distributions Division written notice of the proposed private placement. The notice should be in the form of a Notice of a Proposed Private Placement (APPENDIX D-29 TO D-31), accompanied by a covering letter. The date on which notice shall be deemed to be given (the "Date of Notice") shall be, in the case of a notice that is mailed, the date on which the notice is deposited in a post office or public letter box. During periods of postal disruption, listed companies shall be expected to use alternative means of effecting prompt delivery.

           (b) The price per security must be lower than the closing market price of the security on The Toronto Stock Exchange on the trading day prior to the Date of Notice (the "Market Price"), less the applicable discount as follows:

              MARKET PRICE MAXIMUM DISCOUNT THEREFROM

              $0.50 or less     25%
              $0.51 to $2.00    20%
              Above $2.00       15%

           (c) Subject to paragraph (e), within 30 days from the Date of Notice, the listed company must file with the Exchange's Listings & Distributions Division a Private Placement Questionnaire and Undertaking (Form P1 - APPENDIX D-2 AND D-3) completed by each proposed purchaser, and all other documentation requested by the Exchange.

           (d) The transaction must not close and the securities must not be issued prior to acceptance thereof by the Exchange and, subject to paragraph (e), not later than 45 days from the Date of Notice.

           (e) An extension of the time period prescribed in paragraph (c) or (d) may be granted in justifiable circumstances, provided that a written request for an extension is filed with the Exchange's Listings & Distributions Division in advance of the expiry of the 30-day or 45-day period, as the case may be.

           (f) The listed company must give the Exchange immediate notice in writing of the closing of the transaction.

       WARRANTS

       622. Warrants to purchase listed securities may be issued to a private placement purchaser if:

           (a) the listed company satisfies the Exchange that the warrants and the provisions attaching to them are essential to the proposed financing; and

           (b)    all of the following conditions are met:

              (i) If the securities purchased initially by the private placee are listed securities, the warrants must not entitle the holder to purchase a greater number of listed securities than the number of securities purchased initially. If the securities purchased initially are convertible into listed securities, the warrants must not entitle the holder to purchase a greater number of listed securities than the number of securities issuable upon conversion of the securities purchased initially. If the securities purchased initially are neither listed securities nor convertible into listed securities, the warrants must not entitle the holder to purchase a greater number of listed securities than the number obtained by dividing the initial proceeds of the private placement by the Market Price per security as defined in
                     SECTION 619.

              (ii) The warrant exercise price must not be less than the Market Price, as defined in SECTION 619 (i.e. with no discount). The procedure set out in paragraphs (a), (c),
                     (d), (e) and (f) of SECTION 619 must be followed in this regard, the "price" being the warrant exercise price for this purpose.

              (iii) The warrants must be exercisable during a period not extending beyond five years from the date of the closing of the private placement transaction.

                                     SCHEDULE "B"


       "A.    PREFERENCE SHARES
              -----------------

           The preference shares, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

       1.  Directors' Authority to Issue in One or More Series
           ---------------------------------------------------

       1.1 The directors of the Corporation may issue the preference shares at any time and from time to time in one or more series. Before any shares of a particular series are issued, the directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to be attached to the shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of any dividends thereon and whether such rate(s), amount or method(s) of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which such dividends shall accrue, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption rights (if any), the conversion or exchange rights attached thereto (if any) and the terms and conditions of any purchase obligation or sinking fund or other provisions attaching thereto. Before the issue of a series of preference shares, the directors of the Corporation shall send to the Director appointed under the Business Corporations Act, Ontario (as now enacted or from time to time amended, re-enacted or replaced) (the "Act") articles of amendment in prescribed form containing a description of such series including the number of shares in such series and the designation, rights, privileges, restrictions and conditions determined by the directors.

       2.  Ranking of Preference Shares
           ----------------------------

       2.1 No rights, privileges, restrictions or conditions attaching to a series of preference shares shall confer upon the shares of a series a priority in respect of dividends or in respect of return of capital in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, over the shares of any other series of preference shares.

       2.2 The preference shares, as a class, shall be entitled to such priority over the common shares of the Corporation and over any other shares of any other class of the Corporation ranking junior to the preference shares with respect to priority in the payment of dividends and/or the return of capital and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs as the directors of the Corporation shall determine at the time of determining the number and designation of, and the rights, privileges, restrictions and conditions attaching to, the series of preference shares. The preference shares of any series may also be given such other preferences not inconsistent with the preferences so determined to attach to the preference shares as a class not inconsistent with the provisions hereof over the common shares and over any other shares ranking junior to the preference shares as the directors of the Corporation may determine at the time of determining the number and designation of, and the rights, privileges, restrictions and conditions attached to, the shares of such series.

       2.3 If any amount of cumulative dividends, whether or not declared, or declared non-cumulative dividends or amounts payable on a return of capital in the event of the liquidation, dissolution or winding-up of the Corporation in respect of a series of preference shares is not paid in full, the preference shares of all series shall participate rateably in respect of all accumulated cumulative dividends, whether or not declared, and all declared non-cumulative dividends, and in respect of amounts payable on return of capital in the event of liquidation, dissolution or winding-up of the Corporation; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the preference shares with respect to amounts payable on return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied toward the payment and satisfaction of claims in respect of dividends.

       3.  Voting Rights
           -------------

       3.1 Except as herein specifically provided or as otherwise provided by law, the holders of the preference shares shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation. The holders of the preference shares shall be entitled to receive notice of meetings of shareholders of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business of the Corporation under subsection 184(3) of the Act.

       4.  Modification
           ------------
       4.1 The rights, privileges, restrictions and conditions attaching to the preference shares, as a class, may not be deleted, amended, modified or varied in whole or in part except with the prior approval of the holders of the preference shares given as hereinafter specified in addition to any other approval required by the Act.


       4.2 The approval of the holders of the preference shares with respect to any and all matters hereinbefore referred to may be given by not less than two-thirds of the votes cast at a meeting of the holders of the preference shares duly called for that purpose and held upon at least 21 days' notice at which the holders of not less than 25 per cent of the outstanding preference shares are present or represented by proxy. If at any such meeting the holders of 25 per cent of the outstanding preference shares are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being not less than 30 days later and at such time and place as may be determined by the person appointed as chairman by the persons present and entitled to vote at such meeting (and, for such purpose, the presence of one holder of preference shares or of a proxy therefor shall constitute a quorum) and not less than 21 days' notice shall be given of such adjourned meeting. At such adjourned meeting the holders of the preference shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed thereat by not less than two-thirds of the votes cast as such adjourned meeting shall constitute the approval of the holders of the preference shares referred to above. The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting and the conduct thereof shall be those from time to time prescribed by the Act and the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at a meeting of holders of preference shares as a class, each holder of preference shares entitled to vote thereat shall have one vote in respect of each $1.00 of stated capital attributable to each preference share held by him.

       B.  COMMON SHARES
           -------------

           The common shares, as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

       1.  Dividends
           ---------

       1.1 Subject to the prior rights of the holders of any shares of the Corporation ranking senior to the common shares with respect to priority in the payment of dividends, the holders of the common shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the Board of Directors of the Corporation out of assets properly applicable to the payment of dividends, in such amount and in such form as the Board of Directors may from time to time determine and all dividends which the directors may declare on the common shares shall be declared and paid in equal amounts per share on all common shares at the time outstanding. Cheques of the Corporation payable at par at any branch of the Corporation's bankers for the time being in Canada shall be issued in respect of any such dividends payable in cash (less any tax required to be withheld by the Corporation) and payment thereof shall satisfy such dividends. Dividends which are represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

       2.  Dissolution
           ------------

       2.1 In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of any shares of the Corporation ranking senior to the common shares with respect to priority in the distribution of assets upon liquidation, dissolution or winding-up, the holders of the common shares shall be entitled to receive the remaining property and assets of the Corporation and to participate equally in any distribution thereof without preference or distinction.

       3.  Voting Rights
           -------------

       3.1 The holders of the common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation. At any such meeting other than a meeting at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series, each common share shall confer one vote.

       4.  Creation of other Voting Shares
           -------------------------------

       4.1 No other class or series of shares of the Corporation, other than the common shares, carrying the right to vote at a meeting of the Corporation (other than a meeting at which only the holders of a particular class or series of shares of the Corporation are entitled to vote separately as a class or series) either under all circumstances or under certain circumstances that have occurred and are continuing shall be authorized without the affirmative vote of a majority of the votes cast at a meeting of the holders of common shares voting separately as a class.

                                     CONFIRMATION



       To:  Securities Administrators


              The undersigned, being the President and Chief Executive Officer of American Eco Corporation, hereby confirms that the Notice of Change of Auditors and the letters in reply thereto from the current auditor and the successor auditor for American Eco Corporation have been reviewed by the Board of Directors of American Eco Corporation.


       Dated the 31st day of March, 1997



                                       /s/ Michael E. McGinnis
                                       ---------------------------
                                       Michael E. McGinnis
                                       President and Chief Executive Officer

                                                                   AMERICAN
                                                            ECO CORPORATION
                                                          11011 Jones Road
                                                       Houston, Texas 77070

                                                        Tel: (281) 774-7000
                                                        Fax: (281) 774-7001




          March 31, 1997


                             NOTICE OF CHANGE OF AUDITOR


          American Eco Corporation (the "Corporation") advises that Coopers & Lybrand L.L.P., Certified Public Accountants (the "Successor Auditors") have been appointed auditors of the Corporation on March 31, 1997, following the resignation at the request of the Corporation (the "Termination"), of the previous auditors, Karlins Fuller Arnold & Klodosky P.C., (the "Former Auditors").

          There was no reservation in the Former Auditors' reports for the two most recently completed fiscal years or for any period subsequent to the most recently completed period for which an auditor report was issued and preceding the date of the Former Auditors' Termination.

          There is no reportable event, as defined by National Policy No. 31 of the Canadian Securities Administrators.

          The Termination of the Former Auditors has been approved by the Corporation's audit committee and its Board of Directors.

          The Notice of Change of Auditor, together with the letters from the Former Auditors and the Successor Auditors, have been reviewed by the Corporation's Audit Committee and the Board of Directors.



          AMERICAN ECO CORPORATION

           /s/ Michael E. McGinnis
          ------------------------------------
          Michael E. McGinnis
          President and Chief Executive Officer

                               COOPERS & LYBRAND L.L.P.
                             200 South Biscayne Boulevard
                                     Suite 1900
                                Miami, Florida 33131
                               telephone (305) 375-7400
                               facsimile (305) 375-6221


          March 31, 1997




          Ontario Securities Commission
          Suite 1800, Box 55
          20 Queen Street West
          Toronto, Ontario Canada M5H 3S8

          Commission de valeurs
          mobilieres du Quebec
          C.P. 246, Tour de al Bourse
          Montreal, Quebec H4Z 1G3

          British Columbia Securities Commission
          1200 865 Hornby Street
          Vancouver, BC, Canada V6Z 2H4

          To Whom It May Concern:

          RE:  AMERICAN ECO CORPORATION - NOTICE OF CHANGE OF AUDITOR

          In accordance with the requirements of National Policy Statement No. 31, we have read the Notice of Change of Auditors of the above company dated March 31, 1997 and are in agreement with the information contained in the Notice.


          /s/ COOPERS & LYBRAND L.L.P.
          -----------------------------
          COOPERS & LYBRAND L.L.P.

                [LETTERHEAD OF KARLINS FULLER ARNOLD & KLODOSKY, P.C.]



          March 31, 1997

          Commission des Valeurs
          Mobilieres du Quebec
          C.P. 246, Tour de la Bourse
          Montreal, Quebec, Canada
          H4Z 1G3


          British Columbia Securities Commission
          1100-885 Hornby Street
          Vancouver, British Columbia
          V62 2H4

          Ontario Securities Commission
          8th Floor
          Box 55
          20 Queen Street West
          Toronto, Ontario
          M5H 3S8

          TO WHOM IT MAY CONCERN:

          RE:  American Eco Corporation - Notice of Change of Auditor

          In accordance with the requirements of National Policy Statement No. 31, we have read the Notice of Change of Auditors of the above company dated March 31, 1997 and are in agreement with the information contained in the Notice.

          Yours very truly,

          KARLINS FULLER ARNOLD & KLODOSKY, P.C.

          /s/ Michael Karlins
          -------------------------------
          /s/ Michael Karlins, CPA

                      FORM OF PROXY SOLICITED BY THE MANAGEMENT
                             OF AMERICAN ECO CORPORATION
                       FOR USE AT AN ANNUAL AND SPECIAL MEETING
                            OF SHAREHOLDERS TO BE HELD ON
                                THURSDAY, MAY 7, 1997


         The   undersigned   shareholder  of   AMERICAN   ECO  CORPORATION (the
    "Corporation") hereby appoints John C. Pennie, the Vice-Chairman of the Corporation, or failing him, Michael E. McGinnis, the President of the Corporation, or in lieu of the foregoing, _______________________________ to attend and vote on behalf of the undersigned at the Annual and Special Meeting of Shareholders of the Corporation to be held on the 7th day of May, 1997 and at any adjournments thereof.

        The undersigned specifies that all of the voting shares owned by him and represented by this form of proxy shall be:

                                (a)  VOTED FOR                (     )
                                    WITHHELD FROM VOTING      (     )
				    all nominees, listed below (except as
                                    indicated): Barry Cracower, William A.
                                    Dimma, Donald R.Getty, Michael E. McGinnis,
                                    John C. Pennie and Francis J. Sorg.
                                    (Instruction: To withhold authority to vote for any individual nominee or nominees, write such nominee's or nominees' name or names in the space provided below)

				    __________________________________________

				    __________________________________________

                                (b)  VOTED  FOR               (     )
                                    WITHHELD FROM VOTING      (     )
                                    in respect of the appointment of auditors and authorizing the directors to fix their remuneration;

                                (c)  VOTED FOR                (     )
                                    AGAINST                   (     )
                                    the  approval   of  an  amendment to   the
                                    Corporation's stock option plan;

                                (d)  VOTED FOR                (     )
                                    AGAINST                   (     )
                                    the  ratification,  sanction,  approval and
                                    confirmation  of  the  conversion  price of
                                    US$18,000,000  principal   amount  of 9.5%
                                    convertible   debentures    sold   by the
                                    Corporation;

                                (e)  VOTED FOR                (     )
                                    AGAINST                   (     )
                                    the   approval  of  a   special  resolution
                                    authorizing  and approving an  amendment to
                                    the   Articles  of  the   Corporation;  (i)
                                    deleting the Class A  Preference Shares and
                                    the  Class  A Preference  Shares, Series  1
                                    (none of  which are issued and outstanding);
                                    (ii) creating  a  new  class  of preference
                                    shares   and  providing   for  the  specific
                                    rights,    privileges,   restrictions   and
                                    conditions attaching thereto; and (iii) deleting the current provisions attaching to the common shares and providing for the specific rights, privileges, restrictions and conditions attaching thereto;


                               (f)  VOTED FOR               (     )
                                    AGAINST                 (     )
                                   the approval of the  issuance of additional
                                   common  shares   in  the   capital  of   the
                                   Corporation  by  way of  private placements,
                                   as   may   be   deemed   necessary  by   the
                                   directors, from time to time; and

                               (g)  VOTED on such other business as may
                                    properly come before the Meeting or any
                                    adjournments thereof;

                               hereby revoking any proxy previously given.

                                IF ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING ARE PROPOSED AT THE MEETING OR ANY ADJOURNMENTS THEREOF OR IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH AMENDMENTS OR VARIATIONS ON SUCH OTHER MATTERS ACCORDING TO THE BEST JUDGEMENT OF THE PERSON VOTING THE PROXY AT THE MEETING OR ANY ADJOURNMENTS THEREOF.

                                 D A T E D  this _____ day of ______, 1997.


                                 --------------------------------------------
                                 Signature of Shareholder


                                 --------------------------------------------
                                 Name of Shareholder (Please Print)

                                 (See notes on reverse side)

     Notes:

    1. This form of proxy must be dated and signed by the appointor or his attorney authorized in writing or, if the appointor is a body corporate, this form of proxy must be executed by an officer or attorney thereof duly authorized.

    2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OR ANY ADJOURNMENTS THEREOF OTHER THAN THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED THEREIN AND BY INSERTING IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE THE NAME OF THE DESIRED PERSON OR BY COMPLETING ANOTHER FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED AND EXECUTED PROXY TO THE REGISTERED OFFICE OF THE CORPORATION OR ITS TRANSFER AGENT PRIOR TO THE CLOSE OF BUSINESS ON THE SECOND BUSINESS DAY PRECEDING THE DAY OF THE MEETING OR ANY ADJOURNMENTS THEREOF.

    3. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND SUBJECT TO SECTION 114 OF THE BUSINESS CORPORATIONS ACT, ONTARIO WHERE A CHOICE IS SPECIFIED, THE SHARES SHALL BE VOTED ACCORDINGLY AND WHERE NO CHOICE IS SPECIFIED, THE SHARES SHALL BE VOTED FOR THE MATTERS REFERRED TO IN ITEMS (C) THROUGH (F) INCLUSIVE. WHERE NO SPECIFICATION IS MADE TO VOTE OR WITHHOLD FROM VOTING IN RESPECT OF THE ELECTION OF DIRECTORS OR THE APPOINTMENT OF AUDITORS, THE SHARES WILL BE VOTED.

   4. Proxies to be used at the Meeting or any adjournments thereof must be received at the registered office of the Corporation or its transfer agent prior to the close of business on the second business day preceding the day of the Meeting or any adjournments thereof.

   5. Please date the proxy. If not dated, the proxy shall be deemed to be dated on the date on which it is mailed.

   6.  This proxy ceases to be valid one year from its date.

   7. If your address as shown is incorrect, please give your correct address when returning this proxy.

    PLEASE RETURN THE FORM OF PROXY,
    IN THE ENVELOPE PROVIDED FOR
    THAT PURPOSE TO:                        THE R-M TRUST COMPANY
                                            393 University Avenue
                                            5th Floor
                                            Toronto, Ontario
                                            M5G 2E6

                               AMERICAN ECO CORPORATION


       TO REGISTERED AND NON-REGISTERED SHAREHOLDERS


       In accordance with National Policy Statement No. 41/Shareholder Communication, beneficial shareholders may elect annually to have their names added to an issuer's supplemental mailing list in order to receive interim financial statements. If you are interested in receiving such statements, please complete and return this form.

       NAME:  ______________________________________________________________

       ADDRESS:  ____________________________________________________________

                  ___________________________________________________________


       POSTAL CODE:____________________________________________________



       (I certify that I am a
        beneficial shareholder)       SIGNATURE: ___________________________


                                            DATE:____________________